UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 1, 2008
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 2.02 — Results of Operations and Financial Condition	3

Item 8.01 — Other Events	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

Item 2.02. Results of Operations and Financial Condition
     On August 1, 2008, NewBridge Bancorp (“NewBridge”) issued a press release announcing the earnings for the first quarter of 2008 (the “Earnings Press Release”). A copy of the Earnings Press Release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
Item 8.01. Other Events
     As set forth in the Earnings Press Release, on August 1, 2008, NewBridge announced that it is reducing the quarterly cash dividend on common stock from $0.17 per share to $0.05 per share, and declared a dividend at that rate, payable on October 15, 2008 to shareholders of record on October 1, 2008.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
     The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 2.02 — Results of Operations and Financial Condition, and Item 8.01 — Other Events.

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated August 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2008	NEWBRIDGE BANCORP

	By:	/s/ Pressley A. Ridgill

Pressley A. Ridgill, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of NewBridge Bancorp dated August 1, 2008.